UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):      March 1, 2007

PREMIER COMMERCIAL BANCORP
(Exact name of registrant as specified in its charter)

California	333-133061	32-0120557
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2400 E. Katella Ave., Anaheim, CA	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:       714-978-2400

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 2, 2007, 2007, Premier Commercial Bancorp and PCBA Acquisition, LLC announced the signing, on March 1, 2007, of a definitive stock purchase agreement providing for the purchase by PCBA Acquisition, LLC of all the common stock of Premier Commercial Bank Arizona, N.A. currently owned by Premier Commercial Bancorp, which is the majority owner of Premier Commercial Bank Arizona, N.A.  A copy of the press release announcing the agreement is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

EXHIBIT  10.1                                    Stock Purchase and Sale Agreement

EXHIBIT  99.1                                    Press release of Premier Commercial Bancorp dated March 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Commercial Bancorp

March 2, 2007	By:
/s/ Kenneth J. Cosgrove
Name: Kenneth J. Cosgrove
Title: Chairman and Chief Executive Officer